Accounts Receivable (Notes)	12 Months Ended
Jan. 02, 2016
Accounts Receivable [Abstract]
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]
ACCOUNTS RECEIVABLE
The Company has an agreement with a financial institution to sell selected trade accounts receivable on a recurring, nonrecourse basis that expires in 2017. Under the agreement, up to $200.0 million of accounts receivable may be sold to the financial institution and remain outstanding at any point in time. After the sale, the Company does not retain any interests in the accounts receivable and removes them from its consolidated balance sheet, but continues to service and collect the outstanding accounts receivable on behalf of the financial institution. The Company recognizes a servicing asset or servicing liability, initially measured at fair value, each time it undertakes an obligation to service the accounts receivable under the agreement. The fair value of this obligation resulted in a nominal servicing liability at January 2, 2016 and January 3, 2015. For receivables sold under the agreement, 90% of the stated amount is paid for in cash to the Company at the time of sale, with the remainder paid to the Company at the completion of the collection process. As of January 2, 2016 and January 3, 2015, this program had reduced the Company's accounts receivable by $77.6 million and $60.9 million, respectively. The Company sold a total of $657.4 million and $72.8 million of accounts receivable at their stated amounts, less a $1.4 million and $0.1 million fee charged by the financial institution, during fiscal years 2015 and 2014, respectively. The fee is recorded in other expense. Net proceeds of this program are classified in operating activities in the consolidated statements of cash flows.